UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2020

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

WPX Energy, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Felix Energy Holdings II, LLC, a Delaware limited liability company (“Felix”) and the pending acquisition of Felix by the Company. On December 15, 2019, the Company, and Felix Investments Holdings II, LLC, a Delaware limited liability company (the “Seller” or “Felix Parent”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which Seller will sell, and the Company will purchase, one hundred percent (100%) of the issued and outstanding membership interests (the “Subject Securities”) of Felix in accordance with Delaware law and upon the terms and subject to the conditions of the Purchase Agreement. Pursuant to and subject to the terms and conditions of the Purchase Agreement, Felix will become a wholly-owned subsidiary of the Company (the “Acquisition”).

Included in this filing as Exhibit 99.1 are the audited consolidated financial statements of Felix for the periods described in Item 9.01(a) below, the notes related thereto and the Report of Independent Certified Public Accountants, and included in this filing as Exhibit 99.2 are the unaudited condensed consolidated financial statements of Felix for the periods described in Item 9.01(a) below and the notes related thereto.

Included in this filing as Exhibit 99.3 is the unaudited pro forma condensed combined financial information described in Item 9.01(b) below.

Also included in this filing as Exhibit 99.4 is the report of Netherland, Sewell & Associates, Inc., an independent petroleum engineering firm.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements

•	Audited consolidated financial statements of Felix and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of income, members’ equity and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

•	Unaudited condensed consolidated financial statements of Felix and its subsidiaries comprised of the condensed consolidated balance sheets as of September 30, 2019 and December 31, 2018, and the related condensed consolidated statements of income, members’ equity and cash flows for the nine months ended September 30, 2019 and 2018, and the related notes to the unaudited condensed consolidated financial statements, attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition, Felix’s probable dispositions of certain assets and certain related liabilities and the related financing transaction and the application of the proceeds from the offering, is included in Exhibit 99.3 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2019.

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2019 and September 30, 2018.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2018.

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit
No.

23.1	Consent of Moss Adams LLP

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Historical audited consolidated financial statements of Felix Energy Holdings II, LLC

99.2	Historical unaudited condensed consolidated financial statements of Felix Energy Holdings II, LLC

99.3	Unaudited Pro Forma Condensed Combined Financial Information

99.4	Reserve report of Felix Energy Holdings II, LLC issued by Netherland, Sewell & Associates, Inc., an independent petroleum engineering firm, dated January 17, 2019

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company, including but not limited to: the ability of the parties to consummate the Acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by the Company’s stockholders; the possibility of litigation (including related to the Acquisition themselves); and other risks described in the Company’s SEC filings. The Company does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof.

ADDITIONAL INFORMATION ABOUT THE ACQUISITION AND WHERE TO FIND IT

In connection with the Acquisition, the Company will file a proxy statement with the SEC. The definitive proxy statement will be mailed to the Company’s stockholders and will contain important information about the Acquisition and related matters. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ACQUISITION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE PARTIES TO THE ACQUISITION. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from the Company by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to the Company’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/.

PARTICIPANTS IN THE SOLICITATION

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Acquisition. Information the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 21, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, and the Company by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to the Company’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Acquisition will be included in the proxy statement that the Company intends to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

DATED: January 7, 2020

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of Moss Adams LLP

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Historical audited consolidated financial statements of Felix Energy Holdings II, LLC

99.2	Historical unaudited condensed consolidated financial statements of Felix Energy Holdings II, LLC

99.3	Unaudited Pro Forma Condensed Combined Financial Information

99.4	Reserve report of Felix Energy Holdings II, LLC issued by Netherland, Sewell & Associates, Inc., an independent petroleum engineering firm, dated January 17, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4